PROMISSORY NOTE

$75,000 December 3, 2014

FOR VALUE RECEIVED, DANK Bottles LLC., a Colorado limited liability corporation, (the “Borrower”), promises to pay to the order of KIM International Corporation dba Kush Bottles, a California corporation (“Kush”), or its successors or assigns (Kush or any such assigns, the “Holder”), on March 2, 2015 (the “Maturity Date”), the principal amount of SEVENTY FIVE THOUSAND DOLLARS ($75,000), to the extent not paid on or prior to the Maturity Date (such unpaid principal amount at any time being the “Principal Amount”), together with Service Fees in accordance with the provisions of this Promissory Note.

1. SERVICE FEES. Service Fees to be paid to Kush by the Maturity Date shall total ELEVEN THOUSAND TWO HUNDRED AND FIFTY DOLLARS ($11,250).

2. PAYMENT. The Borrower shall repay the entire Principal Amount and Service Fees in six equal payments of FOURTEEN THOUSAND THREE HUNDRED AND SEVENTY FIVE DOLLARS ($14,375).  The payments shall be made on January 1, 2015, February 1, 2015, March 1, 2015, April 1, 2015, May 1, 2015, and June 1, 2015.

3. AMENDMENT AND WAIVER.  The provisions of this Promissory Note may be modified, amended or waived, and the Borrower may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only with the prior written consent of the Holder.

4. REMEDIES.  The Holder will have all rights and remedies set forth in this Promissory Note and all rights and remedies which the Holder has under any law.  Any Person having any rights under any provision of this Promissory Note will be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any such provision and to exercise all other rights granted by law.  All such rights and remedies will be cumulative and non exclusive, and may be exercised singularly or concurrently.  One or more successive actions may be brought against the Borrower, either in the same action or in separate actions, as often as the Holder(s) deem advisable, until the Total Amount of this Promissory Note has been paid in full.

5. SUCCESSORS AND ASSIGNS.  All covenants and agreements contained in this Promissory Note by or on behalf of the Borrower or the Holder will bind and inure to the benefit of their respective successors and assigns whether so expressed or not.  Borrower shall not assign Borrower’s interest in this Promissory Note without the prior written consent of Holder.  In addition, and whether or not any express assignment has been made, the provisions of this Promissory Note which are for the benefit of the Holder are also for the benefit of, and enforceable by, any subsequent Holder.

6. SEVERABILITY.  Whenever possible, each provision of this Promissory Note will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Promissory Note is held to be prohibited by or invalid under applicable law, then such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Promissory Note.

7. JURISDICTION AND VENUE.  ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE BORROWER WITH RESPECT TO THIS PROMISSORY NOTE OR ANY OTHER AGREEMENT CONTEMPLATED HEREBY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN LOS ANGELES, CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS PROMISSORY NOTE THE BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT.  THE BORROWER HEREBY WAIVES ANY CLAIM THAT LOS ANGELES, CALIFORNIA, IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE.  NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE HOLDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.  TO THE EXTENT PROVIDED BY LAW, SHOULD THE BORROWER, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS DULY SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, THE BORROWER WILL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY THE COURT AGAINST THE BORROWER AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS.  THE CHOICE OF FORUM FOR THE BORROWER SET FORTH IN THIS SECTION 13 WILL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY THE HOLDER OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING BY THE HOLDER OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND THE BORROWER HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

8. WAIVER OF RIGHT TO JURY TRIAL.  THE HOLDER AND THE BORROWER HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY in any litigation in any court with respect to, in connection with, or arising out of this Promissory Note or any other agreement contemplated hereby or the validity, protection, interpretation, collection or enforcement thereof; AND THE BORROWER HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO INTERPOSE ANY SETOFF OR COUNTERCLAIM OR CROSS-CLAIM in connection with any such litigation, irrespective of the nature of such setoff, counterclaim or cross-claim except to the extent that the failure so to assert any such setoff, counterclaim or cross-claim would permanently preclude the prosecution of or recovery upon the same.  Notwithstanding anything contained in this Promissory Note to the contrary, no claim may be made by the Borrower against the Holder for any lost profits or any special, indirect or consequential damages in respect of any breach or wrongful conduct (other than willful misconduct constituting actual fraud) in connection with, arising out of or in any way related to the transactions contemplated by or consummated in connection with the Loan or the issuance of this Promissory Note or any act, omission or event occurring in connection therewith; and the Borrower hereby waives, releases and agrees not to sue upon any such claim for any such damages.  THE BORROWER AND THE HOLDER AGREE THAT THIS SECTION 8 IS A SPECIFIC AND MATERIAL ASPECT OF THIS PROMISSORY NOTE AND ACKNOWLEDGE THAT KIM INTERNATIONAL CORPORATION DBA KUSH BOTTLES WOULD NOT HAVE MADE THE LOAN IF THIS SECTION 8 WERE NOT PART OF THIS PROMISSORY NOTE.

9. TIME OF ESSENCE.  Time is of the essence for the performance by the Borrower of the obligations set forth in this Promissory Note.

10. CANCELLATION.  After the entire Total Amount of this Promissory Note has been paid in full, this Promissory Note will be surrendered to the Borrower for cancellation and will not be reissued; provided that such cancellation will not adversely affect any provisions of this Promissory Note which by its terms may apply after such payment in full.

11. GOVERNING LAW.  This Promissory Note will be governed by and construed in accordance with the domestic laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

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The Borrower has executed and delivered this Promissory Note as of the date first above written.

DANK Bottles LLC

By:           ________________________
Name:
Title: